UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2020

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3656

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01Entry into a Material Definitive Agreement.

On July 27, 2020, East Resources Acquisition Company (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”).  Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-half of one warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-239677) (the “Registration Statement”):

•	An Underwriting Agreement, dated July 23, 2020, between the Company and Wells Fargo Securities, LLC, as representative of the several underwriters, attached hereto as Exhibit 1.1.

•	An Investment Management Trust Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.2.

•	A Warrant Agreement, dated July 23, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, attached hereto as Exhibit 4.1.

•	A Registration Rights Agreement, dated July 23, 2020, among the Company and certain security holders named therein, attached hereto as Exhibit 10.3.

•	A Letter Agreement, dated July 23, 2020, among the Company, its officers and directors and East Sponsor, LLC (the “Sponsor”), attached hereto as Exhibit 10.1.

•	Indemnity Agreements, each dated July 23, 2020, between the Company and each of its officers and directors, attached hereto as Exhibits 10.4-10.14.

Item 3.02.Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 8,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $8,000,000.  The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.  So long as the Private Placement Warrants are held by the Sponsor or their permitted transferees, the Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis.

Item 5.03.Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2020, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.Other Events.

A total of $300,000,000, comprised of $292,000,000 of the proceeds from the IPO, including $10,500,000 of the underwriters’ deferred discount, and $8,000,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.  Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On July 23, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.  On July 27, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated July 23, 2020, between the Company and Wells Fargo Securities, LLC, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, dated July 23, 2020.

4.1	Warrant Agreement, dated July 23, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated July 23, 2020, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated July 23, 2020, among the Company and certain security holders named therein.

10.4	Indemnity Agreement, dated July 23, 2020, between the Company and Terrence M. Pegula.

10.5	Indemnity Agreement, dated July 23, 2020, between the Company and Gary L. Hagerman, Jr.

10.6	Indemnity Agreement, dated July 23, 2020, between the Company and John P. Sieminski.

10.7	Indemnity Agreement, dated July 23, 2020, between the Company and Adam Gusky.

10.8	Indemnity Agreement, dated July 23, 2020, between the Company and Ben Wingard.

10.9	Indemnity Agreement, dated July 23, 2020, between the Company and Jacob Long.

10.10	Indemnity Agreement, dated July 23, 2020, between the Company and James S. Morrow.

10.11	Indemnity Agreement, dated July 23, 2020, between the Company and Kim S. Pegula.

10.12	Indemnity Agreement, dated July 23, 2020, between the Company and William A. Fustos.

10.13	Indemnity Agreement, dated July 23, 2020, between the Company and Allen F. Sobol.

10.14	Indemnity Agreement, dated July 23, 2020, between the Company and Thomas W. Corbett, Jr.

99.1	Press Release, dated July 23, 2020.

99.2	Press Release, dated July 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Resources Acquisition Company

Date: July 27, 2020	By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer